NEIDIGER/TUCKER/BRUNER, INC.
                      BARCLAY PLAZA, 300 PLAZA LEVEL
                               1675 LARIMER
                             DENVER, CO 80202
                               303/825-1825




Neidiger, Tucker, Bruner, Inc.
300 Plaza Level, Suite 300
1675 Larimer Street
Denver, Colorado 80202

Gentlemen:

     The undersigned hereby confirms that he/she/it is an owner of shares of common stock of Cavion Technologies, Inc. (the "Company") and/or other securities or instrument which is convertible or exchangeable for shares of the Company's common stock. The undersigned understands that Neidiger, Tucker, Bruner, Inc. ("NTB"), acting as representative of the several underwriters, proposes to enter into an underwriting agreement with the Company providing for a public offering of shares of the Company's common stock (the "Shares") by NTB and the several underwriters.

     In consideration of the Company, NTB and the several underwriters entering into the underwriting agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agrees that the undersigned will not, without NTB's prior written consent, offer for sale, contract to sell, sell, distribute, grant any option or other right to purchase or otherwise dispose of or contract to dispose of any of their shares of the Company's common stock (or any other security or instrument convertible or exchangeable into shares of the Company's common stock) for a period of 9 months from the date the registration statement covering the public offering of the Shares is declared effective under the Securities Act of 1933, as amended (the "Act") by the Securities and Exchange Commission. The undersigned further agrees for a period of 18 months from the effective date of the registration statement covering the public offering of the Shares, that any public sale of the Company's common stock by the undersigned, either pursuant to Rule 144 (or comparable provision) of the rules and regulations of the Securities and Exchange Commission, will be made only in a transaction or transactions through or directly with NTB, provided that NTB's compensation therefore is competitive with other broker/dealers.

     The undersigned agrees and consents to the entry of stop transfer instructions with the transfer agent for the Company's common stock against any transfer of common stock by the undersigned in contravention of the foregoing restrictions. The undersigned understands that NTB, the Company and the several underwriters will rely upon the undersigned's agreements set forth herein in proceeding with the public offering of the Shares. The undersigned understands that his/her/its agreements herein are irrevocable and shall be binding upon, extend and inure to the benefit of the undersigned's heirs, legal representatives, successors, assigns, transferees, grantees, and indemnitees.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the undersigned's shares during the stated term of the restrictions covered by this agreement, either during his lifetime, or on death by will or intestacy, to his immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediately family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the shares in accordance with the agreements of the undersigned set forth herein. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     The undersigned represents and warrants that he/she/it has full power and authority to enter into this agreement and that upon the reasonable request of NTB, the undersigned will execute any additional documents to effect the purposes of this agreement or to facilitate the enforcement thereof.

     In the event of a dispute between the undersigned and NTB concerning the enforcement or interpretation of the undersigned's agreements herein whether by legal proceedings or otherwise, the undersigned shall promptly reimburse NTB for attorneys fees and other expenses on account of such dispute.

     The agreements herein of the undersigned shall terminate automatically if and in the event the registration statement covering the public offering of the Shares has not been declared effective by December 31, 1999 under the Act by the Securities and Exchange Commission.

     This agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to its conflicts of laws principles.


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Signature of Shareholder                                    Date

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Name of Shareholder (type or print)


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Address of Shareholder (type or print)


-----------------------------------
Shareholder's Social Security Number or Tax I.D. Number


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Shareholder's telephone and facsimile number

                       NEIDIGER/TUCKER/BRUNER, INC.
                      BARCLAY PLAZA, 300 PLAZA LEVEL
                               1675 LARIMER
                             DENVER, CO 80202
                               303/825-1825




Neidiger, Tucker, Bruner, Inc.
300 Plaza Level, Suite 300
1675 Larimer Street
Denver, Colorado 80202

Gentlemen:

     The undersigned hereby confirms that the undersigned is an officer and/or director of Cavion Technologies, Inc. (the "Company") and/or holder of 5% or more of the Company's common stock (or securities or other instrument convertible or exchangeable into shares of the Company's common stock). The undersigned understands that Neidiger, Tucker, Bruner, Inc. ("NTB"), acting as representative of the several underwriters, proposes to enter into an underwriting agreement with the Company providing for a public offering of shares of the Company's common stock (the "Shares") by NTB and the several underwriters.

     In consideration of the Company, NTB and the several underwriters entering into the underwriting agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned agrees that the undersigned will not, without NTB's prior written consent, offer for sale, contract to sell, sell, distribute, grant any option or other right to purchase or otherwise dispose of or contract to dispose of any of their shares of the Company's common stock (or any other security or instrument convertible or exchangeable into shares of the Company's common stock) for a period of 12 months from the date the registration statement covering the public offering of the Shares is declared effective under the Securities Act of 1933, as amended (the "Act") by the Securities and Exchange Commission. The undersigned further agrees for a period of 18 months from the effective date of the registration statement covering the public offering of the Shares, that any public sale of the Company's common stock by the undersigned, either pursuant to Rule 144 (or comparable provision) of the rules and regulations of the Securities and Exchange Commission, will be made only in a transaction or transactions through or directly with NTB, provided that NTB's compensation therefore is competitive with other broker/dealers.

     The undersigned agrees and consents to the entry of stop transfer instructions with the transfer agent for the Company's common stock against any transfer of common stock by the undersigned in contravention of the foregoing restrictions. The undersigned understands that NTB, the Company and the several underwriters will rely upon the undersigned's agreements set forth herein in proceeding with the public offering of the Shares. The undersigned understands that his/her/its agreements herein are irrevocable and shall be binding upon, extend and inure to the benefit of the undersigned's heirs, legal representatives, successors, assigns, transferees, grantees, and indemnitees.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the undersigned's shares during the stated term of the restrictions covered by this agreement, either during his lifetime, or on death by will or intestacy, to his immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediately family; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the shares in accordance with the agreements of the undersigned set forth herein. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

     The undersigned represents and warrants that he/she/it has full power and authority to enter into this agreement and that upon the reasonable request of NTB, the undersigned will execute any additional documents to effect the purposes of this agreement or to facilitate the enforcement thereof.

     In the event of a dispute between the undersigned and NTB concerning the enforcement or interpretation of the undersigned's agreements herein whether by legal proceedings or otherwise, the undersigned shall promptly reimburse NTB for attorneys fees and other expenses on account of such dispute.

     The agreements herein of the undersigned shall terminate automatically if and in the event the registration statement covering the public offering of the Shares has not been declared effective by December 31, 1999 under the Act by the Securities and Exchange Commission.

     This agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without reference to its conflicts of laws principles.


-----------------------------------               -------------------
Signature of Shareholder                          Date

-----------------------------------
Name of Shareholder (type or print)


-----------------------------------
Address of Shareholder (type or print)


-----------------------------------
Shareholder's Social Security Number or Tax I.D. Number


-----------------------------------
Shareholder's telephone and facsimile number